UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                           Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TRANSATLANTIC PETROLEUM LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TransAtlantic Petroleum Ltd.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 10, 2015

16803 Dallas Parkway, Addison, Texas 75001

at 4:00 p.m. local time

You are receiving this notice because TransAtlantic Petroleum Ltd. (“TransAtlantic,” the “Corporation” or “we”) has decided to use the notice and access means to deliver meeting materials to its holders of common shares (“Shareholders”). Under notice and access, you will still receive a proxy or voting instruction form enabling you to vote at the Annual General Meeting of Shareholders (the “Meeting”). However, instead of a paper copy of the proxy statement dated April 27, 2015 (the “Proxy Statement”) and the annual report to shareholders, which includes financial statements and management’s discussion and analysis for the year ended December 31, 2014 (the “Annual Report”) (the Proxy Statement and the Annual Report collectively, the “Meeting Materials”), you are receiving this Notice with information on how you may access the Meeting Materials electronically.

This communication presents only an overview of the more complete Meeting Materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the Meeting Materials before voting.

The use of this alternative means of delivery is more environmentally friendly as it helps reduce paper use and also reduces the cost of printing and mailing materials to Shareholders. Shareholders also get faster access to information about the Corporation.

Please review the Proxy Statement before voting. If you have questions about notice and access you can call toll-free 1-866-964-0492 (or for holders outside of Canada and the United States 1-514-982-8714).

To obtain directions to the Meeting, please call 1-214-265-4716.

Notice is hereby given that the Meeting will be held as follows:

WHEN:	Wednesday, June 10, 2015 4:00 p.m. (Central Time)	WHERE:	The office of TransAtlantic Petroleum Ltd. 16803 Dallas Parkway, Addison, Texas 75001

Matters to be considered by Shareholders	Section of Proxy Statement

Election of Directors

To elect directors of the Corporation for the ensuing year. You should note that the Board of Directors of the Corporation can fill any vacancies that may arise between the Meeting and the next annual meeting of Shareholders thereafter that considers the election of directors.

“Election of Directors” – see page 6.

Appoint of Auditors

To appoint KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 and to authorize the

Company’s audit committee to determine their remuneration.

“Reappoint Auditors” – see page 27.

The Board of Directors recommends that you vote FOR the listed director nominees and FOR the appointment of auditors.

PLEASE VIEW THE INFORMATION CIRCULAR PRIOR TO VOTING

INTERNET WEBSITE WHERE MEETING MATERIALS ARE POSTED

The Proxy Statement and Annual Report can be accessed at the following Internet address: http://ir.transatlanticpetroleum.com/annual-general-meeting.cfm.

HOW DO I GET A PAPER COPY OF THE MEETING MATERIALS?

If you want a paper or email copy of the Meeting Materials, you must request one.  There is no charge to you for requesting a copy.

Registered Shareholders and Employees under the Solium Plan may request a paper copy by telephone at any time prior to the Meeting by calling toll-free at 1-866-962-0498 (or, for holders outside of North America, 1-514-982-8716) and entering the control number located on the proxy and following the instructions provided.  A paper copy will be sent to you within three business days of receiving your request. To receive the Meeting Materials prior to the proxy cut-off for the Meeting, you should make your request before 4:00 p.m. (Central Time) on Thursday, June 2, 2015. To receive the Meeting Materials prior to the Meeting, you should make your request before 4:00 p.m. (Central Time) on Monday June 6, 2015. For material requests on or after the date of the Meeting, you can call toll-free at 1-855-887-2243 and a paper copy will be sent to you within 10 calendar days of receiving your request.  You may also request a copy of the Meeting Materials by email at investorrelations@tapcor.com.

Beneficial Shareholders may request a paper copy by going on-line at www.proxyvote.com or by calling toll-free at 1-877-907-7643 and entering the control number located on the voting instruction form and following the instructions provided.  If you do not have a control number, please call toll-free at 1-855-887-2243. A paper copy will be sent to you within three business days of receiving your request.  To receive the Meeting Materials prior to the proxy cut-off for the Meeting, you should make your request before 4:00 p.m. (Central Time) on Thursday June 2, 2015. To receive the Meeting Materials prior to the Meeting, you should make your request before 4:00 p.m. (Central Time) on Monday, June 6, 2015. For material requests on or after the date of the Meeting, you can call toll-free at 1-877-907-7643 (if you have a control number) and 1-855-887-2243 (if you do not have a control number) and a paper copy will be sent to you within 10 calendar days of receiving your request.  You may also request a copy of the Meeting Materials by email at investorrelations@tapcor.com.

Registered Shareholders, Employees under the Solium Plan and Beneficial Shareholders with existing instructions on their account to receive paper materials will receive paper copies of the Meeting Materials with this Notice.

HOW DO I VOTE MY SHARES?

If you are a Registered Shareholder or Employees under the Solium Plan, you can vote in person at the Meeting or by mail (proxy or voting instruction form), telephone or Internet. If you are unable to attend the Meeting in person, you can vote as follows:

•	Mail → Complete the form of proxy or voting instruction form and return it in the envelope provided;
•	Telephone → Call the toll-free number shown on the form of proxy or voting instruction form; or
•	Internet → Go to www.investorvote.com.

In order to be valid and acted upon at the Meeting, voting instructions must be received by the Corporation’s Transfer Agent, Computershare Trust Company of Canada, by mail (proxy), telephone or Internet at least forty-eight (48) hours (excluding Saturdays, Sundays and holidays in Alberta) before the Meeting or any adjournment thereof.

If you are a Beneficial Shareholder, your nominee will have its own means of conveying voting instructions, which should be carefully followed.  Your voting instruction form or vote must be received by the deadline noted in your materials that you receive from your nominee.

PLEASE VIEW THE INFORMATION CIRCULAR PRIOR TO VOTING